Dreyfus
Third Century
Fund, Inc.
Annual Report


May 31, 1998

The Dreyfus Third Century Fund, Inc.
-------------------------------------------------------------------------------
Letter to Shareholders

Dear Shareholder:

   We are pleased to provide you with this annual report for The Dreyfus Third Century Fund, Inc. for the 12-month period ended May 31, 1998. Over this period, your Fund produced a total return of 27.76%,* which compares with a total return of 30.66% for the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index") and 23.50% for the Dow Jones Industrial Average.**

   The market environment during the fiscal year that ended May 31, 1998 was ideal for investors. With a strong economy, little threat of higher inflation, low interest rates and strong consumer confidence, equity investors continued to plow money into the market. The result was another profitable year for our investors.

   During the period, our strategy of seeking to purchase reasonably priced growth stocks with consistent earnings paid off as investors decided that large, liquid and stable growing companies were the best stocks to own in an uncertain global market. While there were some earnings disappointments due to the slowing demand in Asia, investors frequently overlooked the shortfalls and appeared to focus on the prospects of improved earnings over the long term.

Economic Review

   The Federal Reserve Board remains torn between concern over accelerating wage inflation and worries over Asia's severe economic downturn. Although rising wages have not fueled higher prices, they have begun to squeeze profit margins. Margins may prove additionally vulnerable to a slower economy. Somewhat slower overall economic growth has been apparent this spring, ending nearly two years of above-trend growth. Meanwhile, unchanged Fed policy has left market interest rates in a fairly narrow trading range.

   Turmoil in Asia has meant several lost opportunities for Fed tightening, instead allowing the U.S. economy to run without restraint by the Fed. This spring, the tight labor market has pulled down the unemployment rate towards 4%, and acceleration in wage inflation has developed across a spectrum of industries. The weak sector has been manufacturing, hurt by slower exports and weak profits. Although the manufacturing slowdown has not featured many layoffs, the manufacturing work week has been cut sharply since year-end. The resulting loss of income for manufacturing workers has helped to slow the rate of overall wage acceleration this spring. Meanwhile, a resumption of rapid import growth in recent months has curbed price inflation.

   The virtual absence of pricing power alongside rapid wage growth threatens to erode profit margins in many sectors this year. The low price - high wage mix has become apparent in many service sector industries. A shift to slower economic growth might further compromise their margins. Manufacturers' profits are under pressure from weak prices and weakening demand.

   Incoming evidence supports a slowdown in real Gross Domestic Product (GDP) growth this spring. The slowdown is likely to be manifest in deteriorating net exports that offset much of the rise in demand. Moreover, inventories were built at a rapid pace earlier this year, implying some drag as they are worked off. Although growth in demand has remained robust, some of the props have begun to weaken. Notably, the cutbacks in the length of the work week in the manufacturing sector have damped the rise in aggregate wages this spring.

   The above backdrop has left interest rates in a benign trading range that should persist unless the economy slows more rapidly, or unless price inflation accelerates.

Market Overview

   The stock market, which had been setting records for months, finally stumbled once again in May. By the time the month ended, the supposedly merry month of May turned out to be the worst for market prices since the attack of Asian flu last October. For the month, the Dow Jones Industrial Average lost 1.67% and the S& P 500 Index was down 1.72%.

   Yet there was a cushion of gains still remaining from the bull market that had begun after the October relapse and continued until the first few days of May. For the 12 months ended May 31, 1998, the DJIA was still ahead by 23.50% and the S&P 500 by 30.66%. The latest relapse could have been worse and, in fact, the month of June started off just that way--worse.

   As was to be expected, predictions that the sky is falling could be found. However, the prevailing view seemed to be that a market correction was normal and that it didn't necessarily mean the end of the long boom that has been lifting equity prices. Previous star performers, such as the technology stocks, were being hit from two directions: continued fallout from the Asia crisis, and disappointing company earnings. In other sectors, the market was also very sensitive to any earnings disappointments, but this was offset for some companies by a continuing wave of spectacular corporate mergers.

   The economic background for the stock market was still very favorable, yet the market still worried about such things as earnings weakness in Japan and elsewhere in Asia, the exceedingly strong U.S. dollar, and the continuing travails of the embattled Clinton presidency.

   Even so, no rush for the exits in Wall Street was visible, and investors were still pouring billions of dollars into the equity markets each month via their retirement plans and direct investing.

Portfolio Focus

   Our decision to overweight the technology, consumer staples and financial sectors in the previous two years helped the portfolio gain strong performance relative to the market. Because of the negative effects of the Asia crisis, that strategy did not work well during the May 31, 1998 fiscal year. As a result, the Fund's performance lagged the S&P 500 Index performance by 2.90%. The technology sector, which had been a stellar performer in the first half of the fiscal year, underperformed late in 1997 and lagged the market by 9% for the reporting period. The computer software group had strong performance, but this was mitigated by the very weak performance of the hardware group. The portfolio software stocks including Computer Associates International , Microsoft and BMC Software performed well, while disk drive maker Seagate Technology performed poorly, declining 42.4%.

   The financial sector came under pressure in the fourth quarter of 1997 because of fears that the Fed would raise interest rates to contain the economy's torrid growth pace. The sector's performance did not improve appreciably during the first quarter of 1998, despite the improvement in the outlook for the Asian economies. However, there were some bright spots in the portfolio because of increased merger activities in the banking sector. Three of the portfolio's holdings, BankAmerica, Citicorp and Ahmanson (H.F.) & Co., which were involved in merger activities, saw their stocks perform well. BankAmerica was up 47.3%, Citicorp rose 37.4% and Ahmanson appreciated by 22% over a four-month period.

   The consumer staples sector, which was the other stellar performer in early 1997, lost momentum later because of the view that the strengthening dollar would impact the profits of the multinational companies in the group. Coca-Cola underperformed the market by 15% while Procter & Gamble was down 7% for the reporting period. Our concern for the short-term impact of the strong dollar led us to reduce our exposure to the two stocks in the third quarter of 1997. However, given our long-term favorable view on the companies because of their superior products and management, we bought additional shares after the stocks had declined to what we considered to be reasonable valuations.

   The Fund's performance was helped by overweighting in the consumer cyclical sector, which was the best performing sector for the period. This sector benefitted from investors seeking companies with large domestic operations. With unemployment low and personal income levels high, companies that benefit from consumer spending performed very well during the period. Two of the Fund's holdings, Home Depot and Wal-Mart Stores, were up strongly because of strong growth in their domestic business. The worst performing sectors for the period were the transportation and energy groups, which were underweighted in the portfolio. Seitel and Global Marine were two stocks in the portfolio's energy sector that performed poorly over the period.

Market Outlook

   As we enter the second half of 1998, we believe that all the economic forces prevalent in the first half of the year remain in force. We are in the midst of the eighth year of the current economic expansion and there are few signs that the economy will overheat or slide into recession. The lack of inflation pressure has been the key factor sustaining this trend as it has helped to prevent the Fed from aggressively raising short-term interest rates. Through May, the Consumer Price Index was up only 1.7% year-over-year and the Producer Price Index was down 1.2%.

   We believe that the market has been able to sustain a high valuation in the current environment because of the favorable economic picture in the U.S. While we do not see any real problems on the horizon that will precipitate a severe market decline, we are concerned about the unrealistic expectations built into the market by investors. In the five months ended May 31, 1998, the market appreciated by more than most strategists had predicted for the entire year.

   We believe the economy will slow from its torrid pace in the second half of the year and corporate earnings will slow down as a variety of factors including the strong dollar and cheap products from Asia squeeze profit margins. As a result of these concerns, we believe the market will experience increased volatility but trade in a narrow band for the rest of the year. Given our cautious outlook on the market for the near term, we currently intend to continue to emphasize high quality stocks in the portfolio. As stocks reach our price targets, we will replace them with stocks that we believe offer greater potential for appreciation. By staying true to our discipline and process, we hope to add value to the portfolio over the long term.

Social Investment Review

   Social screening is a challenging process requiring the use of a wide variety of research tools and methodologies. Fund management employs a disciplined investigative process to ensure that the Fund purchases and continues to hold only companies that conduct their business in a manner that contributes to the enhancement of the quality of life in America. We not only speak with companies, but scrutinize information from respected social investment research providers like the Council on Economic Priorities, Kinder Lydenberg and Domini, and Environmental Information Services. Government databases, on-line media searches and the Internet help to provide insight into a company's behavior and reputation, as do discussions with community and watchdog organizations. More information on the social screening process can be obtained by contacting Dreyfus and requesting our Third Century Fund Guide to Socially Responsible Investing.

   Thank you for your confidence in Dreyfus. It is a privilege to serve your investment needs.
                                   Sincerely,

            /s/ Maceo K. Sloan                   /s/ Eric Steedman

            Maceo K. Sloan                       Eric Steedman
            Portfolio Manager                    Portfolio Manager
            NCM Capital Management Group, Inc.   The Dreyfus Corporation

June 18, 1998
New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid. ** SOURCE: LIPPER ANALYTICAL SERVICES, INC. -- Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. Both the Standard & Poor's 500 Composite Stock Price Index and the Dow Jones Industrial Average are widely accepted unmanaged indices of U.S. stock market performance, which are composed only of equity securities.

The Dreyfus Third Century Fund, Inc.                                May 31,
1998
-------------------------------------------------------------------------------
-
          COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE
                      DREYFUS THIRD CENTURY FUND, INC.
            AND THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX

$274,257
Standard & Poor's 500
Composite Stock
Price Index*

Dollars

$263,121
The Dreyfus
Third Century Fund, Inc.

*Source: Lipper Analytical Services, Inc.

Average Annual Total Returns
------------------------------------------------------------------------------

One Year Ended   Five Years Ended   Ten Years Ended   From Inception (3/29/72)
 May 31, 1998      May 31, 1998       May 31, 1998         to May 31, 1998
--------------   ----------------   ---------------   ------------------------
     27.76%            18.98%             16.27%                13.31%

--------------
Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in The Dreyfus Third
Century Fund, Inc. on 3/29/72 (Inception Date) to a $10,000 investment made in the Standard & Poor's 500 Composite Stock Price Index on that date. For comparative purposes, the value of the Index on 3/31/72 is used as the beginning value on 3/29/72. All dividends and capital gain distributions are reinvested.

The Dreyfus Third Century Fund primarily seeks capital growth through investment in common stocks of companies that, in the opinion of the Fund's management, not only meet traditional investment standards, but which also show evidence that they conduct their business in a manner that contributes to the enhancement of the quality of life in America. Current income is a secondary goal. The Fund's performance shown in the line graph takes into account all applicable fees and expenses. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted, unmanaged index of overall stock market performance which does not take into account charges, fees and other expenses and is not subject to the same socially responsible investment criteria as The Dreyfus Third Century Fund. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

The Dreyfus Third Century Fund, Inc.
--------------------------------------------------------------------------------
Statement of Investments                                            May 31, 1998


Common Stocks--97.6%                                                                   Shares           Value
--------------------------------------------------------------------------------    ------------     ------------
      Commercial Services--1.3%  Cognizant....................................           226,000     $ 12,034,500
                                                                                                     ------------

        Consumer Durables--1.7%  Newell.......................................           320,000       15,440,000
                                                                                                     ------------

   Consumer Non-Durables--11.2%  Clorox.......................................           203,300       16,975,550
                                 Coca-Cola....................................           234,100       18,347,588
                                 Gillette.....................................            75,300        8,819,513
                                 Hershey Foods................................           125,100        8,663,175
                                 Jones Apparel Group.......................(a)           210,600       13,346,775
                                 PepsiCo......................................           485,000       19,794,063
                                 Procter & Gamble.............................           195,500       16,409,781
                                                                                                     ------------
                                                                                                      102,356,445
                                                                                                     ------------

        Consumer Services--3.9%  Disney (Walt)................................           171,000       19,344,375
                                 New York Times, Cl. A........................            77,400        5,456,700
                                 Service Corp. International..................           259,600       10,611,150
                                                                                                     ------------
                                                                                                       35,412,225
                                                                                                     ------------

  Electronic Technology  13.0%   Applied Materials.........................(a)           435,000       13,920,000
                                 Cisco Systems.............................(a)           193,500       14,633,438
                                 Compaq Computer..............................           599,900       16,384,769
                                 Ericsson (LM) Telephone, Cl. B, A.D.R........           724,000       20,181,500
                                 Intel........................................            89,900        6,422,231
                                 Linear Technology............................           196,500       13,742,719
                                 Sun Microsystems..........................(a)           363,800       14,574,738
                                 Tellabs...................................(a)           273,500       18,794,578
                                                                                                     ------------
                                                                                                      118,653,973
                                                                                                     ------------

                 Finance--18.6%  Ahmanson (H.F.) & Co.........................           132,000       10,065,000
                                 Allstate.....................................           246,100       23,164,163
                                 American International Group.................           129,500       16,033,719
                                 BankAmerica..................................           210,900       17,438,794
                                 BANKBOSTON...................................           113,500       11,960,063
                                 Citicorp.....................................            56,600        8,440,475
                                 Conseco......................................           340,000       15,852,500
                                 Federal National Mortgage Association........           339,400       20,321,575
                                 Nationwide Financial Services, Cl. A.........           251,500       10,924,531
                                 Summit Bancorp...............................           178,600        8,952,325
                                 SunAmerica...................................           534,100       25,970,613
                                                                                                     ------------
                                                                                                      169,123,758
                                                                                                     ------------

The Dreyfus Third Century Fund, Inc.
--------------------------------------------------------------------------------
Statement of Investments (continued)                                May 31, 1998


Common Stocks (continued)                                                              Shares           Value
--------------------------------------------------------------------------------    ------------     ------------
          Health Services--4.1%  Cardinal Health..............................           162,100     $ 14,447,163
                                 HBO & Co.....................................           197,200       11,382,138
                                 HEALTHSOUTH...............................(a)           405,600       11,508,900
                                                                                                     ------------
                                                                                                       37,338,201
                                                                                                     ------------

       Health Technology--12.3%  Bristol-Myers Squibb.........................           239,200       25,714,000
                                 Guidant......................................           248,800       16,032,050
                                 Lilly (Eli)..................................           119,800        7,360,213
                                 Medtronic....................................           507,400       28,224,117
                                 Merck & Co...................................           213,400       24,981,138
                                 Schering-Plough..............................           118,000        9,875,125
                                                                                                     ------------
                                                                                                      112,186,643
                                                                                                     ------------

      Industrial Services--1.2%  Schlumberger.................................           141,300       11,030,231
                                                                                                     ------------

       Process Industries--3.6%  Avery Dennison...............................           216,300       11,207,044
                                 Bemis .......................................           216,100        9,116,719
                                 Fort James...................................           163,000        7,793,438
                                 Sealed Air...................................            96,000        5,136,000
                                                                                                     ------------
                                                                                                       33,253,201
                                                                                                     ------------

   Producer Manufacturing--5.3%  Honeywell....................................           213,200       17,895,475
                                 Illinois Tool Works..........................           261,500       17,259,000
                                 Pitney Bowes.................................           129,200        6,072,400
                                 Tyco International...........................           130,800        7,243,050
                                                                                                     ------------
                                                                                                       48,469,925
                                                                                                     ------------

             Retail Trade--7.1%  Home Depot...................................           330,500       25,964,906
                                 OfficeMax.................................(a)           421,600        6,930,050
                                 Safeway...................................(a)           480,200       17,497,288
                                 Wal-Mart Stores..............................           254,500       14,045,219
                                                                                                     ------------
                                                                                                       64,437,463
                                                                                                     ------------

      Technology Services--7.7%  Automatic Data Processing....................           153,600        9,772,800
                                 BMC Software..............................(a)           180,400        8,309,675
                                 Cadence Design System.....................(a)           135,000        4,758,750
                                 Computer Associates International............           321,550       16,881,375
                                 Microsoft.................................(a)           103,700        8,795,056
                                 Oracle....................................(a)           507,400       11,987,325
                                 Parametric Technology.....................(a)           318,000        9,748,688
                                                                                                     ------------
                                                                                                       70,253,669
                                                                                                     ------------


The Dreyfus Third Century Fund, Inc.
--------------------------------------------------------------------------------
Statement of Investments (continued)                                May 31, 1998


Common Stocks (continued)                                                              Shares           Value
--------------------------------------------------------------------------------    ------------     ------------
           Transportation--1.4%  FDX.......................................(a)           196,800    $  12,619,800
                                                                                                    -------------

                Utilities--5.2%  AES.......................................(a)           333,300       15,852,581
                                 Ameritech....................................           180,500        7,659,969
                                 Bell Atlantic................................           139,500       12,781,688
                                 MCI Communications...........................           208,600       11,153,581
                                                                                                    -------------
                                                                                                       47,447,819
                                                                                                    -------------

                                 TOTAL COMMON STOCKS
                                    (cost $658,590,830).......................                       $890,057,853
                                                                                                    =============


                                                                                      Principal
Short-Term Investments--2.6%                                                            Amount
--------------------------------------------------------------------------------    ------------
          U.S. Treasury Bills:   4.82%, 7/2/1998..............................      $  3,400,000     $  3,386,672
                                 4.70%, 7/23/1998.............................         7,830,000        7,776,130
                                 4.89%, 7/30/1998.............................         5,061,000        5,021,474
                                 4.98%, 8/6/1998..............................         3,611,000        3,579,079
                                 5.07%, 8/20/1998.............................           130,000          128,589
                                 4.92%, 8/27/1998.............................         3,529,000        3,487,287
                                                                                                     ------------

                                 TOTAL SHORT-TERM INVESTMENTS
                                    (cost $23,376,737)........................                       $ 23,379,231
                                                                                                    =============

TOTAL INVESTMENTS (cost $681,967,567).........................................            100.2%     $913,437,084
                                                                                         =======    =============
LIABILITIES, LESS CASH AND RECEIVABLES........................................              (.2%)    $ (1,749,374)
                                                                                         =======    =============
NET ASSETS....................................................................            100.0%     $911,687,710
                                                                                         =======    =============

Notes to Statement of Investments:
-----------------------------------------------------------------------------------------------------------------
(a) Non-income producing.

                       See notes to financial statements.

The Dreyfus Third Century Fund, Inc.
--------------------------------------------------------------------------------
Statement of Assets and Liabilities                                 May 31, 1998


                                                                                              Cost            Value
                                                                                          -------------   -------------
ASSETS:                       Investments in securities--See Statement of
                                 Investments...................................            $681,967,567      $913,437,084
                              Cash.............................................                                   115,413
                              Receivable for shares of Common Stock subscribed.                                 1,626,551
                              Dividends receivable.............................                                   483,256
                              Prepaid expenses.................................                                    63,120
                                                                                                            -------------
                                                                                                              915,725,424
                                                                                                            -------------

LIABILITIES:                  Due to The Dreyfus Corporation and affiliates....                                   594,331
                              Payable for shares of Common Stock redeemed......                                 3,180,315
                              Accrued expenses.................................                                   263,068
                                                                                                            -------------
                                                                                                                4,037,714
                                                                                                            -------------

NET ASSETS.....................................................................                              $911,687,710
                                                                                                            =============

REPRESENTED BY:               Paid-in capital..................................                              $586,335,246

                              Accumulated undistributed investment income--net.                                    85,006

                              Accumulated net realized gain (loss) on investments                              93,797,941

                              Accumulated net unrealized appreciation (depreciation)
                                on investments--Note 4.........................                               231,469,517
                                                                                                            -------------
NET ASSETS.....................................................................                              $911,687,710
                                                                                                            =============
SHARES OUTSTANDING
(150 million shares of $.33-1/3 par value Common Stock authorized).............                                77,385,225

NET ASSET VALUE, offering and redemption price per share.......................                                    $11.78
                                                                                                                   ======

                       See notes to financial statements.

The Dreyfus Third Century Fund, Inc.
--------------------------------------------------------------------------------
Statement of Operations                                  Year Ended May 31, 1998

INVESTMENT INCOME

INCOME:                       Cash dividends (net of $24,018 foreign taxes
                                withheld at source)......................                  $  6,476,842
                              Interest...................................                     1,787,047
                                                                                           ------------
                                   Total Income..........................                                     $  8,263,889


EXPENSES:                     Management fee--Note 3(a)..................                    5,963,715
                              Shareholder servicing costs--Note 3(b).....                    1,403,151
                              Professional fees..........................                       99,313
                              Registration fees..........................                       82,252
                              Custodian fees--Note 3(b)..................                       60,539
                              Prospectus and shareholders' reports.......                       51,368
                              Directors' fees and expenses--Note 3(c)....                       44,971
                              Loan commitment fees--Note 2...............                        5,910
                              Interest expense--Note 2...................                        5,098
                              Miscellaneous..............................                       20,122
                                                                                           -----------
                                   Total Expenses........................                                        7,736,439
                                                                                                              ------------

INVESTMENT INCOME--NET...................................................                                         527,450

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 4:
                              Net realized gain (loss) on investments....                  $127,135,626
                              Net unrealized appreciation (depreciation)
                                on investments...........................                    61,034,848
                                                                                           ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS...................                                      188,170,474
                                                                                                              ------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.....................                                     $188,697,924
                                                                                                              ============


                       See notes to financial statements.

The Dreyfus Third Century Fund, Inc.
--------------------------------------------------------------------------------
Statement of Changes in Net Assets

                                                                                    Year Ended        Year Ended
                                                                                   May 31, 1998      May 31, 1997
                                                                                 ---------------    ---------------
OPERATIONS:
   Investment income--net.................................................       $       527,450    $     1,203,325
   Net realized gain (loss) on investments................................           127,135,626         62,677,975
   Net unrealized appreciation (depreciation) on investments..............            61,034,848         66,809,492
                                                                                 ---------------    ---------------

         Net Increase (Decrease) in Net Assets Resulting from Operations..           188,697,924        130,690,792
                                                                                 ---------------    ---------------

DIVIDENDS TO SHAREHOLDERS FROM:
   Investment income--net.................................................            (1,359,845)        (1,059,465)
   Net realized gain on investments.......................................           (61,193,006)       (73,897,734)
                                                                                 ---------------    ---------------

         Total Dividends..................................................           (62,552,851)       (74,957,199)
                                                                                 ---------------    ---------------

CAPITAL STOCK TRANSACTIONS:
   Net proceeds from shares sold..........................................         1,080,725,202      1,044,680,240
   Dividends reinvested...................................................            60,535,061         72,507,283
   Cost of shares redeemed................................................        (1,032,801,808)      (969,289,077)
                                                                                 ---------------    ---------------

         Increase (Decrease) in Net Assets from Capital Stock Transactions           108,458,455        147,898,446
                                                                                 ---------------    ---------------

            Total Increase (Decrease) in Net Assets.......................           234,603,528        203,632,039

NET ASSETS:
   Beginning of Period....................................................           677,084,182        473,452,143
                                                                                 ---------------    ---------------
   End of Period..........................................................       $   911,687,710    $   677,084,182
                                                                                 ===============    ===============

Undistributed investment income--net......................................       $       85,006     $       917,401
                                                                                 ---------------    ---------------

                                                                                      Shares             Shares
                                                                                 ---------------    ---------------
CAPITAL SHARE TRANSACTIONS:
   Shares sold............................................................            97,261,223        109,951,947
   Shares issued for dividends reinvested.................................             5,636,412          8,277,087
   Shares redeemed........................................................           (93,123,816)      (101,819,266)
                                                                                 ---------------    ---------------

         Net Increase (Decrease) in Shares Outstanding....................             9,773,819         16,409,768
                                                                                 ---------------    ---------------
                                                                                 ===============    ===============

                       See notes to financial statements.

The Dreyfus Third Century Fund, Inc.
--------------------------------------------------------------------------------
Financial Highlights

   Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                                                Year Ended May 31,
                                                                 --------------------------------------------------
PER SHARE DATA:                                                   1998       1997       1996       1995       1994
                                                                 ------     ------     ------     ------     ------
   Net asset value, beginning of period.............             $10.01     $ 9.25     $ 7.45     $ 7.80     $ 8.48
                                                                 ------     ------     ------     ------     ------
   Investment Operations:
   Investment income--net...........................                .01        .02        .03        .07        .05
   Net realized and unrealized gain (loss)
      on investments................................               2.68       2.16       2.39        .65       (.08)
                                                                 ------     ------     ------     ------     ------
   Total from Investment Operations.................               2.69       2.18       2.42        .72       (.03)
                                                                 ------     ------     ------     ------     ------
   Distributions:
   Dividends from investment income--net............               (.02)      (.02)      (.05)      (.07)      (.04)
   Dividends from net realized gain on investments..               (.90)     (1.40)      (.57)     (1.00)      (.61)
                                                                 ------     ------     ------     ------     ------
   Total Distributions..............................               (.92)     (1.42)      (.62)     (1.07)      (.65)
                                                                 ------     ------     ------     ------     ------
   Net asset value, end of period...................             $11.78     $10.01     $ 9.25     $ 7.45     $ 7.80
                                                                 ======     ======     ======     ======     ======

TOTAL INVESTMENT RETURN.............................              27.76%     25.70%     33.63%     11.81%      (.63%)

RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average net assets..........                .97%      1.03%      1.11%      1.12%      1.17%
   Ratio of net investment income to average
      net assets....................................                .07%       .22%       .36%       .93%       .52%
   Portfolio Turnover Rate..........................              70.41%     66.52%     92.08%    133.54%     71.70%
   Net assets, end of period (000's Omitted)........           $911,688   $677,084   $473,452   $368,833   $390,340

                       See notes to financial statements.

The Dreyfus Third Century Fund, Inc.
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

   The Dreyfus Third Century Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company. The Fund's investment objective is to provide capital growth. The Dreyfus Corporation ("Dreyfus") serves as the Fund's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. ("Mellon"). NCM Capital Management Group, Inc. ("NCM") serves as the Fund's sub-investment adviser. Premier Mutual Fund Services, Inc. is the distributor of the Fund's shares which are sold to the public without a sales charge.

   The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

   (A) PORTFOLIO VALUATION: Investments in securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors.

   (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custodian agreement, the Fund received net earnings credits of $8,614 during the period ended May 31, 1998 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

   (C) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

   (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

   The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings.

   The average daily amount of borrowings outstanding during the period ended May 31, 1998, was approximately $86,300, with a related weighted average annualized interest rate of 5.91%.

The Dreyfus Third Century Fund, Inc.
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 3--Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

   (A) Pursuant to the management agreement ("Agreement") with Dreyfus, the management fee is computed at an annual rate of .75 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the Fund, exclusive of taxes, brokerage, interest on borrowings, commitment fees and extraordinary expenses, exceed 11 1/42% of the value of the Fund's average daily net assets, the Fund may deduct from the fees paid to Dreyfus, or Dreyfus will bear such excess expense. There was no expense reimbursement for the period ended May 31, 1998.

   Pursuant to a Sub-Investment Advisory Agreement with NCM, the sub-investment advisory fees are payable monthly by Dreyfus, and are based upon the value of the Fund's average daily net assets, computed at the following rates:

      AVERAGE NET ASSETS
      ------------------
      0 to $400 million....................................   .10 of 1%
      $400 to $500 million.................................   .15 of 1%
      $500 to $750 million.................................   .20 of 1%
      In excess of $750 million............................   .25 of 1%

   (B) Under the Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended May 31, 1998, the Fund was charged $971,363 pursuant to the Shareholder Services Plan.

   The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended May 31, 1998, the Fund was charged $281,191 pursuant to the transfer agency agreement.

   The Fund compensates Mellon under a custody agreement to provide custodial services for the Fund. During the period ended May 31, 1998, the Fund was charged $60,539 pursuant to the custody agreement.

   (C) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $10,000. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 4--Securities Transactions:

   The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended May 31, 1998 amounted to $631,976,784 and $532,168,267, respectively.

   At May 31, 1998, accumulated net unrealized appreciation on investments was $231,469,517, consisting of $240,701,077 gross unrealized appreciation and $9,231,560 gross unrealized depreciation.

   At May 31, 1998, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

The Dreyfus Third Century Fund, Inc.
--------------------------------------------------------------------------------
Report of Ernst & Young LLP, Independent Auditors

SHAREHOLDERS AND BOARD OF DIRECTORS
THE DREYFUS THIRD CENTURY FUND, INC.

   We have audited the accompanying statement of assets and liabilities of The Dreyfus Third Century Fund, Inc., including the statement of investments, as of May 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held as of May 31, 1998 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Dreyfus Third Century Fund, Inc. at May 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                                            /s/ Ernst & Young LLP

New York, New York
July 1, 1998

Important Tax Information (Unaudited)

   For Federal tax purposes the Fund hereby designates $.6400 per share as a long-term capital gain distribution (of which 50.00% is subject to the 20% maximum Federal tax rate) of the $.9200 per share paid on December 8, 1997.

   The Fund also designates 27.26% of the ordinary dividends paid during the fiscal year ended May 31, 1998 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 1999 of the percentage applicable to the preparation of their 1998 income tax returns.

The Dreyfus
Third Century Fund, Inc.
200 Park Avenue
New York, NY 10166

Investment Adviser
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Sub-Investment Adviser
NCM Capital Management Group, Inc.
103 West MainStreet
Durham, North Carolina 27705

Custodian
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940


Printed in U.S.A.                      035AR985